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                                                                   EXHIBIT 10.1



                               September 10, 2002



Union Bank of California, N.A.,
   as Agent and Lender
445 South Figueroa Street
Los Angeles, California 90071

Attention:  John C. Kase


        Re: Waiver under Revolving Credit Agreement


Ladies and Gentlemen:

        We refer to the Revolving Credit Agreement dated as of August 31, 2000, as amended by the First Amendment to Revolving Credit Agreement dated October 23, 2000, the Second Amendment to Revolving Credit Agreement dated February 20, 2001, the Third Amendment to Revolving Credit Agreement dated June 12, 2001, the Fourth Amendment to Revolving Credit Agreement dated as of July 31, 2001, the Fifth Amendment to Revolving Credit Agreement dated August 28, 2001, the Sixth Amendment to Revolving Credit Agreement dated October 26, 2001, the Seventh Amendment to Revolving Credit Agreement and First Amendment to Security Agreement dated as of January 8, 2002, the Eighth Amendment to Revolving Credit Agreement dated as of May 1, 2002 and the Ninth Amendment to Revolving Credit Agreement dated July 26, 2002 (said Agreement, as so amended, herein called the "Credit Agreement"), among THQ Inc. (the "Borrower"), Union Bank of California, N.A. as sole lender (the "Lender"), and Union Bank of California, N.A. as administrative agent (in such capacity, the "Agent") for itself as Lender, as syndication agent and as arranger. Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement are incorporated by reference herein.

        1. The Borrower has requested that the Lender waive the provisions of
Section 6.2(g) of the Credit Agreement to the extent necessary to permit the Borrower to repurchase shares of its outstanding common stock for an aggregate purchase price of up to $25,000,000. The Lender is willing to grant such waiver on the terms and conditions set forth in this waiver letter.

        2. The Borrower hereby represents and warrants for the benefit of the Lender and the Agent that (a) the representations and warranties contained in the Credit Documents are correct in all material respects on and as of the date of this waiver letter, before and after giving effect to the same, as if made on and as of such date, and (b) no event has occurred and is continuing, or would result from the effectiveness of this waiver letter, that constitutes a Default.


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Union Bank of California, N.A.
September 10, 2002
Page 2


        3. This waiver letter shall become effective when the Agent has received a fee of $7,500 and all of the following documents, in form and substance satisfactory to the Agent and in the number of originals requested thereby: (a) this waiver letter, duly executed by the Borrower and the Lender; (b) a consent to this waiver letter, duly executed by THQ/Jakks; and (c) such other approvals, opinions, evidence and documents as the Lender may reasonably request.

        4. On and after the effective date of this waiver letter, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this waiver letter. The Credit Agreement, as modified by this waiver letter, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically provided herein, the execution, delivery and effectiveness of this waiver letter shall not operate as a waiver of any right, power or remedy of the Agent or the Lender under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

        5. This waiver letter may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same waiver letter.


                 [THIS SPACE HAS BEEN LEFT BLANK INTENTIONALLY.]


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Union Bank of California, N.A.
September 10, 2002
Page 3


        6. THIS WAIVER LETTER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.


                                            Very truly yours,

                                            THQ INC.


                                            By: /s/ Fred Gysi
                                                -------------------------------
                                                Fred Gysi
                                                Senior Vice President,
                                                Finance & Administration



Agreed as of the date first written above:

UNION BANK OF CALIFORNIA, N.A.,
   as Agent and Lender


By: /s/ John Kase
    -------------------------------
    John Kase
    Vice President